Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

PANAGORA GLOBAL DIVERSIFIED RISK PORTFOLIO

SUPPLEMENT DATED DECEMBER 1, 2021

TO THE

PROSPECTUS DATED APRIL 30, 2021

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a proposal to merge PanAgora Global Diversified Risk Portfolio, a series of the Trust (the “Acquired Portfolio”), with and into AQR Global Risk Balanced Portfolio, a series of the Trust (the “Acquiring Portfolio”), which will be changing its name to PanAgora Global Diversified Risk Portfolio II on December 15, 2021. The proposed merger is intended to enhance operational efficiency by combining two Portfolios that, by the time the proposed merger closes, will be managed using substantially similar investment objectives and policies. More information about the Acquiring Portfolio and the definitive terms of the proposed merger will be included in proxy materials.

The proposed merger is subject to certain conditions, including approval by shareholders of the Acquired Portfolio. It is currently anticipated that proxy materials regarding the proposed merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Acquired Portfolio in early 2022, and that a meeting of shareholders to consider the merger proposal will be held in the first half of 2022. If approved by shareholders, the proposed merger is expected to be completed on or about May 2, 2022.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Portfolio, nor is it a solicitation of any proxy. For information regarding the Acquiring Portfolio, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger once the registration statement relating to the proposed merger filed with the Securities and Exchange Commission (“SEC”) has become effective, please call 800-638-7732 or visit www.brighthousefinancial.com/products/fund-resources. The prospectus/proxy statement (when available) will contain important information about portfolio objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the merger proposal.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE